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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed registration statements on Form S-8 (File No. 33-70342), Form S-8 (File No. 33-63752) and Form S-8 (File No. 333-11975).



                                     Arthur Andersen LLP

Las Vegas, Nevada
June 24, 1998